UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California		94065-1166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2011, the board of directors of Saba Software, Inc. (the “Company”) appointed Nora Denzel to the board of directors, with such appointment effective as of September 21, 2011. Ms. Denzel was appointed as a Class III director, whose term expires at the Company’s 2012 annual meeting of stockholders. Ms. Denzel will also serve on the Company’s Corporate Governance and Nominating Committee.

In connection with her appointment, Ms. Denzel was granted an option to purchase 10,000 shares of the Company’s common stock with an exercise price equal to $5.47 per share and 10,000 restricted stock units. In addition, Ms. Denzel became eligible to receive an annual retainer of $30,000 for serving on the board of directors, and she became eligible to receive per meeting fees and annual equity grants, each in connection with the Company’s director compensation policies as described further in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 27, 2010. The vesting and other terms of the option grants and restricted stock units are in accordance with the policies set forth in the Company’s proxy statement.

On September 21, 2011, the board of directors also created a lead director position and appointed Dow Wilson as the Company’s first lead director. The board of directors has determined that Mr. Wilson is an “independent director” under the NASDAQ listing standards. Mr. Wilson’s duties as lead director will include, among other responsibilities, presiding over sessions of the independent directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2011, the board of directors amended the Company’s bylaws to increase the size of the Board from eight to nine. The Company’s amended and restated bylaws are filed herewith as Exhibit 3.1.

Item 7.01. Regulation FD Disclosure.

On September 23, 2011, the Company issued a press release announcing the appointment of Ms. Denzel to the Company’s board of directors. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Saba Software, Inc.

99.1	Press Release dated September 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: September 23, 2011	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Executive Vice President and Secretary

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Saba Software, Inc.

99.1	Press Release dated September 23, 2011